EXHIBIT 10.16

		      OPTION TO PURCHASE COMMON STOCK
				    OF
		      SPINTEK GAMING TECHNOLOGIES, INC.

Dated: May 2, 1996

Void after December 31, 2001


	This certifies that, for value received, GREGORY A. BORIS, 901 Grier Drive, Suite B, Las Vegas, NV. 89119, his successors and/or assigns, individually and/or jointly are/is entitled to purchase, on or after the date hereof, and on or before December 31, 2001, but not thereafter, ONE HUNDRED AND FIFTY THOUSAND (150,000) Shares of Common Stock, $.002 par value per share, of SPINTEK GAMING TECHNOLOGIES, INC. 901 Grier Drive, Suite B, Las Vegas, NV. (hereinafter called the "Corporation") [said shares hereinafter referred to as "Option Shares"], such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Option. The purchase price payable upon the exercise of this Option shall be $1.20 per share, said amount being hereinafter referred to as the "Option Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Option.

	Upon delivery of this Option with the subscription form annexed hereto, duly exercised, together with payment of the Option Price of the shares of Common Stock thereby purchased, at the office of Corporation 901 Grier Drive, Suite B, Las Vegas, NV. 89119 Attention: Chairman, or at such other address as the Corporation may designate by notice in writing to the registered holder hereof, the registered holder of this Option shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Option will, upon issuance, be fully paid and non assessable and free from all taxes, liens, and charges with respect thereto.


	This Option is subject to the following terms and conditions:

		1.      Vesting.    The Option Shares shall vest upon the
		following terms and conditions:

		(a) Fifty Thousand (50,000) shares on the date of this Agreement;

		(b) Fifty Thousand (50,000) shares exactly one year from the date of the is Agreement;

		(c) Fifty Thousand (50,000) shares exactly two years from the date of the Agreement.

		Options awarded under (a) above shall vest immediately upon execution hereof. Awards made under (b) & (c) above shall require that employee be employed in a full time capacity by the company at the designated date of the "vesting" or such award shall not vest, and shall lapse.

		2. Exercise of Option. This Option may be exercised on or after the date hereof, and on or prior to December 31, 2001, in whole at any time or in part from time to time, but not as to a fractional share of Common Stock. In case of any partial exercise of this Option, the Corporation shall execute and deliver a new Option of like tenure and date for the balance of the shares of Common Stock purchasable hereunder.

		3. Condition to Transfer or Exercise of Option. It shall be a condition to any transfer or exercise of this Option, in whole or in part, that the Corporation shall have received, at the time of such transfer or exercise, a representation in writing that this Option (or portion hereof transferred) or the shares of Common Stock being issued upon such exercise, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a further condition to any transfer of this Option, in whole or in part, or of any or all of the shares of Common Stock issued upon exercise of this Option, other than a transfer registered under the Securities Act of 1933, as amended (hereinafter called the "Act"), that the Corporation shall have received a legal opinion, in form and substance satisfactory to the Corporation and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that the transfer is exempt from the prospectus and registration requirements of the Act. Each certificate evidencing the shares of Common Stock issued upon exercise of this Option or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Corporation, contain a legend, in form and substance satisfactory to the Corporation and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

	It shall be a further condition to each transfer that the transferor (if any portion of this Option is retained by it) and the transferee shall receive and accept new Options, of like tenure and date, executed by the Corporation, for the portion so transferred and for the portion retained.

		4. Adjustment of Option Price and Number of Shares Purchasable Hereunder. The Option Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time in accordance with the following provisions:

                        (a) In the event of the issuance of additional shares of Common Stock of the Corporation as a dividend, from and after the date which is the record date for the determination of stockholders entitled to such dividend, the registered holder of this Option shall (until another adjustment) be entitled to purchase the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to said record date by the percentage which the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock purchasable hereunder immediately prior to said record date.

				Upon each adjustment pursuant to this
subdivision (a), the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing the product obtained by multiplying such Option Price by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately following such adjustment.

                        (b) In case the Corporation shall at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

				Upon each adjustment pursuant to this
subdivision (b), the registered holder of this Option shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Option Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Option Price.

		5. Reorganization, Reclassification, Consolidation, or Merger. If at any time while this Option is outstanding there shall be any reorganization or reclassification of the Common Stock of the Corporation (other than a subdivision or combination of shares provided for in Paragraph 3 above, or any consolidation or merger of the Corporation with another corporation, the holder of this Option shall thereafter be entitled to receive, during the term hereof and upon payment of the Option Price, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the Common Stock of the Corporation, deliverable upon the exercise of this Option, would have been entitled upon such reorganization, reclassification, consolidation, or merger if this Option had been exercised immediately prior to such reorganization, reclassification, consolidation, or merger; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Option to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise thereof.

		6. Notice of Adjustments. Upon any adjustment of the Option Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Option, then, and in each such case, the Corporation, within thirty (30) days thereafter, shall give written notice thereof to each registered holder of this Option at the address of the holder as shown on the books of the Corporation, which notice shall state the Option Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

		7. Charges, Taxes, and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the holder hereof for any tax or other expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Option; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Option, this Option when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Corporation, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

                8. Registration of Option or Common Stock Under Securities Act of 1933. The Corporation agrees to use its best efforts to register under the Act any offering of this Option or any portion hereof or any of the Common Stock issued or issuable upon the exercise hereof, which is not exempt from the registration requirements of the Act. Such obligation to register is conditioned upon receipt by the Corporation of a written request for registration by persons owning of record an aggregate of more than fifty (50) percent of the Common Stock issued or issuable upon the exercise of this Option and any Options of like tenure (and, for this purpose, any shares issuable upon exercise of such Option or Options shall be considered to be held of record by the registered holder of such Option or Options). The Corporation's obligation to register under this paragraph is limited to registering one offering at the request of such holder or holders. All necessary proceedings will be taken and all necessary filings will be made, and all other necessary action will be taken in order that all requirements of the Act, the instructions, rules, and regulations of the Securities and Exchange Commission, and any requirements of state securities laws then applicable to any such offering, will be fully complied with within six months from the Corporation's receipt of such written request. Such offering will be completed within sixty (60) days after the effective date of such compliance, after which the Corporation shall have the right to deregister any unsold portion of such Option or Common Stock. The persons making such offering jointly and severally agree to pay all costs and expenses of such offering, proceedings, filings, and actions to the extent that the Corporation at the time would not otherwise be incurring such costs or expenses. Such costs and expenses shall include the fees and expenses of counsel and accountants, the costs and expenses incident to the preparation, printing, and filing under the Act of the registration statement (including all exhibits thereto), preliminary prospectuses, prospectuses, and all amendments and supplements thereto, and all expenses, including fees and disbursements of counsel, incurred in connection with the qualification of the Option or shares of Common Stock under applicable state securities laws.

		In connection with any registration statement covering this Option and/or the Common Stock issuable upon the exercise hereof, the Corporation agrees that it will indemnify and hold harmless the holder hereof against any losses, claims, damages, or liabilities, joint or several, arising out of or based upon (I) the failure of the Corporation to use its best efforts to obtain any requisite order, approval, or authorization of any public body in connection with the issuance of this Option and/or the Common Stock issuable upon the exercise hereof, or (ii) any untrue statement or alleged untrue statement of any material fact contained in such registration statement (or the prospectus included therein or any amendment or supplement thereto) or arising out of or based upon the omission or alleged omission (except, as to any preliminary prospectus, for items permitted to be omitted by Rule 433 of the rules and regulations of the Securities and Exchange Commission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Corporation further agrees to reimburse the holder hereof for any legal or other expenses reasonably incurred by such holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any thereof in reliance upon and in conformity with written information furnished the Corporation by such holder specifically for use in the preparation of any thereof. Liability of the Corporation under this indemnity agreement shall be in addition to any liability that the Corporation may otherwise have.

		In connection with any such registration statement covering this Option and/or the shares issued upon the exercise of this Option, the holders thereof jointly and severally agree to indemnify and hold harmless the Corporation, its directors and officers, against any losses, claims, damages, or liabilities to which the Corporation or any such director or officer may become subject under the Act, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement (or the prospectus included therein or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement (or the prospectus included therein or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Corporation by any such holder specifically for use in the preparation thereof; and will reimburse the Corporation, or any such director or officers, for any legal or other expenses reasonably incurred by the Corporation, or any such director or officers, in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity will be in addition to any liability that such holder may otherwise have.

		9. Certain Obligations of the Corporation. The Corporation will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations, or conditions to be performed or observed by the Corporation, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Option against dilution. Without limiting the generality of the foregoing, the Corporation agrees that it will not establish or increase the par value, if any, of the shares of any Common Stock which are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that, before taking any action which would cause an adjustment reducing the Option Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Option Price as so adjusted.

	10.     Miscellaneous.
				(a)     The Corporation covenants that it will
at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

                                (b)     The terms of this Option shall be
binding upon and shall inure to the benefit of any successors or assigns of the Corporation and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

			(c) No holder of this Option, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Corporation for any purpose, nor shall anything contained in this Option be construed to confer upon the holder of this Option, as such, any rights of a shareholder of the Corporation or any right to vote, give, or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                        (d) Receipt of this Option by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

		IN WITNESS WHEREOF, the Corporation has caused this Option to be signed by its duly authorized officers and its corporate seal to be affixed hereto.

SPINTEK GAMING TECHNOLOGIES, INC.

By:     /s/ LANIER M. DAVENPORT
        Lanier M. Davenport
        Its Chairman

ATTEST:

By:     /s/ GARY L. COULTER
        Gary L. Coulter
        Its Assistant Secretary

(CORPORATE SEAL)


Accepted:

/s/ GREGORY A. BORIS
Gregory A. Boris, Optionee